SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2005

ADSERO CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-31040	65-0602729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Nobel Street, Sainte Julie, Quebec (Address of principal executive offices)	J3E 1Z8 (Zip Code)

(450) 922-5689

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

Effective December 31, 2005 we issued an aggregate of 7,960,500 shares of our common stock (the “Shares”) and 7,960,500 warrants (the “Warrants”) to the 13 holders of subscription receipts purchased in our July 21, 2005, November 9, 2005 and November 29, 2005 Regulation S private placement offerings pursuant to the automatic exercise on December 31, 2005 of the subscription receipts. Each Warrant is exercisable to purchase one share of our common stock at a price of $1.25 per share during the 30 month period that commenced on the closing date of the offering in which the overlying subscription receipts were issued. Accordingly, 2,560,500 of the Warrants are exercisable through January 21, 2008; 4,000,000 of the Warrants are exercisable through May 9, 2008; and 1,400,000 of the Warrants are exercisable through May 29, 2008. The Shares and Warrants issued to the holders of Subscription Receipts in our July 21, 2005 offering included 853,500 Shares and 853,500 Warrants issued as the result of our inability to have a registration statement registering the Shares and the shares issuable upon exercise of the Warrants filed and declared effective on or before December 31, 2005.

Effective December 31, 2005, we issued an aggregate of 557,235 Agent’s Warrants to Loewen Ondaatje McCutcheon Limited (“LOM”) pursuant to the automatic exercise of Broker’s Warrants issued to LOM in connection with our July 21, 2005, November 9, 2005 and November 29, 2005 Regulation S private placement offerings. Each Agent’s Warrant entitles the holder thereof to purchase from us one unit (the “Units”) at a price of $.50 per Unit. Each Unit consists of one share of our common stock (the “Shares”) and one common stock purchase warrant (the “Warrants”), each exercisable to purchase one additional share of our common stock (the “Warrant Shares”) at a price of $1.25 per share during the 30 month period that commenced on the closing date of the offering in which the overlying Broker Warrants were issued. Accordingly, 179,235 of the Warrants, if issued, will be exercisable through January 21, 2008, 280,000 of the Warrants, if issued, will be exercisable through May 9, 2008 and 98,000 of the Warrants, if issued, will be exercisable through May 29, 2008. The Agent’s Warrants issued to LOM upon automatic exercise of Broker Warrants issued to LOM pursuant to our July 21, 2005 offering included 59,745 Agent’s Warrants issued as the result of our inability to have a registration statement registering the Shares and the Warrant Shares issuable upon exercise of the Agent’s Warrants filed and declared effective on or before December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADSERO CORP.

Dated:	January 5, 2006	By:	/s/ William Smith
		Name:	William Smith
		Title:	Secretary, Treasurer,

Chief Financial Officer